UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2012

XO Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-28271	13-3895178
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

195 Broadway, 25th Floor, New York, New York	10007
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 219-8555

(Former name or former address, if changed since last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 16, 2012, the Compensation Committee of the Board of Directors approved the payment of non-equity incentive plan compensation for 2011, including to each “named executive officer” of the Company (as that term is defined in the instructions to Form 8-K) listed in the Company’s definitive proxy statement filed with Securities and Exchange Commission on April 29, 2011 (the “proxy statement”). The compensation to each named executive officer was awarded as stock under the Company’s 2009 Stock Incentive Plan on February 16, 2012, based on the Company’s closing price of $9.00 per share on the New York Stock Exchange on such date. For each named executive officer, the amount of compensation determined by the plan, and the number of shares awarded with respect to such compensation, is set forth on Exhibit 99.1 attached hereto, which is incorporated by reference into this report.

The non-equity incentive plan compensation was determined by reference to performance goals and target awards set by the Committee in 2011 and intended to be established as part of a three-year performance period (2011-2013) under the Company’s 2011 Long-Term Incentive Plan (the “2011 LTIP”), which was adopted by the Company’s stockholders on June 15, 2011. Due to the timing of the adoption of the 2011 LTIP as it relates to compliance with Internal Revenue Code Section 162(m), the compensation to the named executive officers for the first year of the three-year period (2011) is deemed to be non-equity incentive plan compensation approved by the Committee on February 16, 2012, and any compensation to executive officers for the final two years of the three-year period (2012-13) will be deemed equity incentive awards made under a two-year performance period established pursuant to the 2011 LTIP. The proxy statement, under the heading “Proposal Two — Adoption of the 2011 Long-Term Incentive Plan with Respect to Covered Employees and Executive Officers,” contained a summary of the 2011 LTIP. This summary, which is incorporated by reference into this report, included a description of: the purpose of the 2011 LTIP; the Company’s intention that the 2011 LTIP and its operation satisfy the criteria of Internal Revenue Code Section 162(m) for the deductibility of bonuses paid to the Company’s Chief Executive Officer and certain other executive officers; eligible participants; administration; payout criteria and maximum bonus amounts; payment of awards; and the other material terms and conditions. A copy of the 2011 LTIP was included as Exhibit 10.32 to the Company’s quarterly report on Form 10-Q filed with the Securities and Exchange Commission on August 5, 2011, and this copy is incorporated by reference into this report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following documents are included as exhibits to this report:

99.1	Named Executive Officer 2011 Non-Equity Incentive Plan Compensation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XO GROUP INC. (Registrant)

Date: February 23, 2012	By:	/s/ JOHN P. MUELLER
John P. Mueller
Chief Financial Officer

EXHIBIT INDEX

99.1	Named Executive Officer 2011 Non-Equity Incentive Plan Compensation